                                  EXHIBIT 10.43

                                                               EXECUTION VERSION

                               SECURITY AGREEMENT

                         (SCHLOTZSKY'S FRANCHISOR, LLC)

         This Security Agreement (the "Agreement") dated as of December 29, 2003 is made by and between NS ASSOCIATES I, LTD., a Texas limited partnership (the "Secured Party"), and SCHLOTZSKY'S FRANCHISOR, LLC, a Delaware limited liability company ("Pledgor").

                                    RECITALS

         A. DFW Restaurant Transfer Corp., a Texas corporation ("Borrower"), Schlotzsky's, Inc., a Texas corporation ("SI"), Pledgor and Secured Party are parties to that certain Debt Restructuring Agreement dated as of the date hereof (the "Restructuring Agreement"), pursuant to which DFW has issued to Secured Party that certain amended and restated promissory note dated as of December 15, 2003 (amending and restating that certain promissory note dated August 30, 2002 issued by DFW) in the original principal amount of $23,268,000.00 (as so amended and restated, and as it may be amended, restated, modified, replaced, renewed or extended, the "Note").

         B. In order to induce Secured Party to enter into the Restructuring Agreement, Pledgor executed and delivered to Lender that certain Guaranty, of even date herewith (the "Guaranty"), pursuant to which Pledgor has guaranteed, among other things, the obligations of Borrower owing under the Note.

         C. Pledgor and Secured Party are entering into this Agreement in order to secure Pledgor's obligations under the Guaranty.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

         1. DEFINITIONS; CONSTRUCTION.

                  (a) Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Restructuring Agreement (including by reference to the Contribution Agreement or any Note Document). In addition, as used herein, the following terms shall have the following meanings:

         "Accounts" has the meaning set forth in Section 2.

         "Account Debtor" means any Person who is obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

         "ADA Documents" means the Area Development Agreements and all other agreements between SI or the Pledgor and an Area Developer relating to the Schlotzsky's(R) branded business.

         "Additional Documents" has the meaning set forth in Section 2(c).

         "Agreement" has the meaning set forth in the first paragraph hereof.

         "Bankruptcy Code" means title 11 of the United States Code, as in effect from time to time.

         "Books" has the meaning set forth in Section 2.

         "Claim" shall mean any and all: suits, actions, or proceedings in any court or forum, at law, in equity or otherwise; costs, fines, deficiencies, or penalties; arbitration demands, proceedings or awards; damages, losses, penalties, fines, judgments, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of collection, defense or appeal); enforcement of rights and remedies; or any criminal, civil or regulatory investigations, fines or penalties.

         "Code" has the meaning set forth in Section 8.

         "Collateral" has the meaning set forth in Section 2.

         "Contribution Agreement" means that certain Contribution Agreement, dated as of June 7, 2003, between SI and Pledgor, pursuant to which SI contributed, transferred and conveyed to Pledgor all of SI's right, title and interest in, to and under the Conveyed Assets (as defined in the Contribution Agreement).

         "DFW" has the meaning set forth in the first paragraph hereof.

         "Excluded Collateral" means (a) that portion of any Franchisee Payment representing NAMF Contributions (to the extent of rights of NAMF thereto), and
(b) that portion of any Franchisee Payment representing amounts payable to Area Developers under any Area Development Agreement as in effect on the date hereof, in each case only if and for so long as the grant of a Lien to Secured Party shall constitute or result in a breach or termination pursuant to the terms of, or a default under, any such Area Development Agreement (in each case, other than to the extent that (i) the restrictive terms of any such Area Development Agreement would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity, or (ii) such Area Development Agreement is with SI or a subsidiary or affiliate thereof or such breach or termination can be waived by SI or any subsidiary or affiliate thereof), provided, however, that such Lien shall attach immediately at such time as the condition causing such breach or termination shall be remedied or cease to be effective or SI or any subsidiary or affiliate thereof shall have the right to waive such breach or termination.

         "Existing Liens" means the Liens relating to Pledgor described in Schedule E-1 to the Restructuring Agreement and securing only the Wooley Notes.

         "Event of Default" means any "Event of Default" under the Restructuring Agreement.

         "General Intangibles" has the meaning set forth in Section 2.

         "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation or formation, by-laws, limited liability agreement, or other organizational documents of such Person.

         "Governmental Authority" means any federal, state, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

         "Indemnified Person" has the meaning set forth in Section 10.

         "Management Agreement" means that certain Management Agreement dated as of June 7, 2003, between Pledgor, Schlotzsky's Brand Products, LLC, Schlotzsky's NAMF Funding, LLC, Schlotzsky's N.A.M.F., Inc., and the Manager.

         "Manager" means Schlotzsky's Franchise Operations, LLC, a Delaware limited liability company.

         "NAMF" means any of Schlotzsky's NAMF Funding, LLC and Schlotzsky's N.A.M.F., Inc.

         "NAMF Contributions" means the amounts to be contributed to NAMF by the Franchisees pursuant to the Franchise Agreements and which are to be administered by NAMF, so long as such amounts are consistent (as a percentage of gross sales payable by the Franchisees under the applicable Franchise Agreement) with the amounts required pursuant to the standard form of Schlotzsky's Franchise Agreement as in effect on the date hereof and disclosed to Secured Party.

         "Negotiable Collateral" has the meaning set forth in Section 2.

         "Note" has the meaning set forth in the Recitals hereto.

         "Note Documents" has the meaning set forth in the Restructuring Agreement, and includes the Restructuring Agreement, the Note, the Guaranty, the Trademark Security Agreement, the Pledge Agreement, this Agreement and any other agreement now existing or hereafter entered into by Pledgor and the Secured Party in connection with this Agreement or the Guaranty.

         "Obligations" has the meaning set forth in Section 3.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or government or other entity.

         "Pledge Agreement" means a stock pledge agreement executed and delivered by Pledgor and Secured Party, the form and substance of which is satisfactory to Secured Party, with respect to all Stock of Pledgor in any Subsidiary thereof, including Schlotzsky's Brand Products, LLC.

         "Pledgor" has the meaning set forth in the first paragraph hereof.

         "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

         "Secured Party" has the meaning set forth in the first paragraph hereof.

         "Security Interest" has the meaning set forth in Section 3.

         "SI" has the meaning set forth in the first paragraph hereof.

         "Stock" means all shares, options, warrants, interests (including general or limited partnership interests, limited liability company interests or any other ownership interests), participations or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting.

         "Trademark Security Agreement" means a trademark security agreement executed and delivered by Pledgor and Secured Party, the form and substance of which is satisfactory to Secured Party.

                  (b) Any terms used herein that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

                  (c) Unless the context hereof clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." Any reference in this Agreement or in the other Note Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).

         2. SECURITY INTEREST.

                  (a) COLLATERAL. Pledgor hereby grants to the Secured Party a first priority security interest in and to any and all right, title and interest of Pledgor in and to all of the following, whether now owned or hereafter acquired or arising and wherever located (all of the following being herein sometimes called the "Collateral"):

                           (i) all accounts and any and all supporting
                  obligations in respect thereof (collectively, the "Accounts");

                           (ii) all books and records (including all of its
                  Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) (collectively, the "Books");

                           (iii) all commercial tort claims;

                           (iv) all deposit accounts;

                           (v) all equipment (including machinery, machine
                  tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts and goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing);

                           (vi) all general intangibles (including payment
                  intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, service marks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, deposit accounts, investment property, and Negotiable Collateral. (collectively, the "General Intangibles");

                           (vii) all inventory;

                           (viii) all investment property, and any and all
                  supporting obligations in respect thereof;

                           (ix) all letters of credit, letter of credit rights,
                  instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof (collectively, the "Negotiable Collateral");

                           (x) all money or other assets of Pledgor that now or
                  hereafter come into the possession, custody, or control of Secured Party or any agent or bailee thereof; and

                           (xi) the proceeds and products, whether tangible or
                  intangible, of any of the foregoing, including proceeds of insurance covering any of the foregoing, and any and all Accounts, Books, deposit accounts, equipment, General Intangibles, inventory, investment property, Negotiable Collateral, real property, money, or other the tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

         Without limiting the foregoing, Pledgor acknowledges that the Collateral includes (A) the Schlotzsky's IP; (B) the Franchisee Payments and Franchise Documents, including the present and continuing exclusive right, remedy, power and authority to exercise each and every right, remedy, power and authority of Pledgor under or in respect of the Franchisee Payments and Franchise Documents; (C) the International License Payments and International License Documents, including the present and continuing exclusive right, remedy, power and authority to exercise each and every right, remedy, power and authority of the Pledgor under or in respect of the International Licensee Payments and International License Documents; (D) 100% of the membership interests in the Branding Subsidiary, including the present and continuing exclusive right, remedy, power and authority to exercise each and every right, remedy, power and authority of Pledgor under or in respect of such membership interests; (D) the ADA Documents, including the present and continuing exclusive right, remedy, power and authority to exercise each and every right, remedy, power and authority of Pledgor under or in respect of the ADA Documents; (E) the present and continuing exclusive right, power and authority, subject to the provisions of the Management Agreement, to make claim for, collect, receive and make receipt for any of the sums, amounts, income, revenues, issues, profits and proceeds under, on account of or with respect to, the Franchise Assets, Branding Assets, including, without limitation, all payments made in respect thereof, voluntary or involuntary, whether upon maturity, prepayment, acceleration, conversion, liquidation, casualty or otherwise and paid from any source (including both timely and delinquent payments); (F) the present and continuing exclusive right, power and authority, subject to the rights of Pledgor under the Management Agreement (or of Secured Party with respect thereto pursuant to the Manager Acknowledgment), to give and receive notices and other communications, to make waivers or other agreements in respect of, or to make claims for and demand performance on, under or pursuant to any of the Franchise Assets, Branding Assets, the Branding Subsidiary License Agreement, or the Area Development Agreements, to bring actions and proceedings thereunder or for the enforcement thereof, and to exercise all remedies, powers, privileges and options and to do any and all things which the Pledgor is or may become entitled to do under or in respect of the Franchise Assets, the Branding Assets, the Branding Subsidiary License Agreement and the Area Development Agreements; and
(G) any and all property of every name and nature, now or hereafter transferred, mortgaged, pledged or assigned as security or additional security for payment or performance of any obligation of the Persons obligated to make payments to the Pledgor under the Franchise Documents, Branding Documents or otherwise, and the liabilities, obligations and the indebtedness evidenced thereby or reflected therein and all recourse or support obligations, guarantees, indemnities and security relating to any of the foregoing.

         Notwithstanding the foregoing, in no event shall the Collateral include the Excluded Collateral. Furthermore, (a) the parties acknowledge that the granting of a security interest in any Collateral consisting of rights relating to ADA Buy-Out Payments (and Secured Party's exercise of remedies with respect thereto) shall be subject to any prior perfected security interest with respect to the obligations of Franchisor (and the other SI Parties) relating to such ADA Buy-

Out Payments, and (b) the security interest granted herein is not intended to diminish in any way any rights or interests of those three former area developers (whose rights were re-acquired and purchased in April 1999, April 2001 and October 2001 pursuant to long term payment plans) against any SI Party or other applicable SI subsidiary or affiliate pursuant to the applicable terms in existence on the date hereof, and further is not intended to cause, and shall be limited (with respect to the applicable re-acquired rights) to the extent necessary so as to prevent, a breach of such terms in existence on the date hereof, in each case until such area developers are paid in full.

                  (b) NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection of priority of Secured Party's security interest is dependent on or enhanced by possession, Pledgor, immediately upon the request of Secured Party, shall endorse and deliver physical possession of such Negotiable Collateral to Secured Party.

                  (c) DELIVERY OF ADDITIONAL DOCUMENTATION.

                           (i) Concurrently herewith, Pledgor shall execute and
                  deliver to Secured Party each of the Trademark Security Agreement, and the Pledge Agreement. Pledgor shall further cause the execution and delivery to Secured Party of such Account Control Agreements as may be required pursuant to the Restructuring Agreement or otherwise required by Secured Party pursuant to its rights under this Section 2(c).

                           (ii) Pledgor authorizes Secured Party to file,
                  transmit, or communicate, as applicable, financing statements, in-lieu financing statements and amendments describing the Collateral as "all personal property of Pledgor" or "all assets of Pledgor" or words of similar effect, in order to perfect Secured Party's Liens on the Collateral without such Pledgor's signature. Notwithstanding the foregoing, at any time upon the request of Secured Party, Pledgor shall execute (or cause to be executed) and deliver to Secured Party, any and all financing statements, original financing statements in lieu of continuation statements, control agreements, fixture filings, security agreements (including, if requested by Secured Party, separate security agreements with respect to Pledgor's rights relating to any patents, copyrights or trademarks), pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") upon which any Pledgor's signature may be required that Secured Party may request in its reasonable discretion, in form and substance satisfactory to Secured Party, to perfect and continue perfected or better perfect the Secured Party's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Secured Party, and in order to fully consummate all of the transactions contemplated hereby and under the other Note Documents. To the maximum extent permitted by applicable law, Pledgor authorizes Secured Party to execute any such Additional Documents in Pledgor's name and authorizes Secured Party to file such executed Additional Documents in any appropriate filing office. Pledgor shall not terminate, amend or file a correction statement with respect to any financing statement filed with respect to the Collateral without Secured Party's prior written consent.

                           (iii) In addition, on such periodic basis as Secured
                  Party shall require, Pledgor shall (a) provide Secured Party with a report of all patentable, copyrightable, or trademarkable materials acquired or generated by Pledgor during the prior period, (b) in the exercise of Pledgor's reasonable business judgment, cause all such patents, copyrights, and trademarks acquired or generated by Pledgor are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted), and that are material in any respect to Pledgor's business, to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Pledgor's ownership thereof.

                           (iv) In addition, Pledgor agrees that, upon acquiring
                  any interest in a commercial tort claim in an amount, in excess of $500,000 such Pledgor shall, in writing, describe the details of such claims and hereby grants to Secured Party a first priority perfected security interest therein pursuant to documentation acceptable to Secured Party.

         3. THE OBLIGATIONS. The security interest herein granted (the "Security Interest") shall secure full payment and performance of all liabilities, obligations, or undertakings owing by Pledgor to the Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the Restructuring Agreement, this Agreement, or any of the other Note Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, fees (including reasonable attorneys' fees), and expenses (including interest, costs, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim thereof is allowed) and any and all other amounts which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise (all such all liabilities, obligations, or undertakings, collectively the "Obligations").

         4. REPRESENTATIONS AND WARRANTIES OF PLEDGOR. Pledgor hereby makes each and every representation and warranty set forth in the Restructuring Agreement by or with respect to Pledgor, each of which is incorporated herein by reference. Without limiting the foregoing, Pledgor represents and warrants to the Secured Party that (a) Pledgor is the owner of the Collateral free and clear of any liens, claims or encumbrances, other than the Existing Liens; and no dispute, right of setoff, counterclaim, or defenses exist with respect to all or any part of the Collateral; (b) the security interests granted by Pledgor to Secured Party in and to its properties and assets pursuant to this Agreement and the other Note Documents are validly created, perfected, and first priority security interests, subject only to the Existing Liens. The delivery at any time by Pledgor to the Secured Party of Collateral shall constitute a representation and warranty by Pledgor under this Agreement that, with respect to such Collateral, and each item thereof, the matters heretofore warranted in the foregoing clauses (a) and (b) are true and correct.

         5. AFFIRMATIVE COVENANTS OF PLEDGOR. So long as any part of the Obligations remain unpaid or unperformed, Pledgor covenants and agrees to (and to cause Manager or Branding Subsidiary, as applicable, to):

                  (a) PRESERVATION OF COLLATERAL. Preserve all of Pledgor's rights under the Collateral in the ordinary course of business, and subject in all events to the limitations set forth in the Note Documents; provided, however, with respect to the International License Assets, Pledgor shall use its sole discretion in dealing with such International License Assets.

                  (b) CHANGE IN ADDRESS. Promptly notify the Secured Party of any change in Pledgor's address;

                  (c) COLLATERAL INFORMATION. Promptly furnish such information as the Secured Party may reasonably request concerning the Collateral;

                  (d) UPDATES. Promptly notify the Secured Party of any material change in any fact or circumstance warranted or represented by Pledgor herein;

                  (e) NOTICE OF CLAIMS. Promptly notify the Secured Party of any Claim affecting the Collateral, or any part thereof, or the Security Interest herein created, and at the request of the Secured Party, appear in and defend, at Pledgor's expense, any such Claim.

         6. NEGATIVE COVENANTS OF PLEDGOR. Pledgor further covenants and agrees that, without the prior written consent of the Secured Party, Pledgor will not, and will not permit any of its subsidiaries, or the Manager with respect to Pledgor or any such subsidiary, to:

                  (a) ASSET DISPOSITIONS. Except as expressly permitted in the Restructuring Agreement or in any other Note Document entered into on or after the date hereof, sell, lease, license (including entering into or permitting to exist any Franchise Agreement, Area Development Agreement), assign, transfer or otherwise dispose of any of its assets;

                  (b) LIENS. Except as expressly permitted in the Restructuring Agreement or in any other Note Document entered into on or after the date hereof, create any other security interest in, mortgage or otherwise encumber any of its assets (including the Collateral), or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process or any encumbrance of any kind or character, except for Liens in favor of Secured Party;

                  (c) AMENDMENTS TO MATERIAL CONTRACTS. Except as expressly permitted in the Restructuring Agreement or in any other Note Document entered into on or after the date hereof, amend, modify or terminate or consent to an amendment, modification or termination of the Secured Party ADA, the Assignments, the Management Agreement or the Branding Subsidiary License Agreement;

                  (d) CHANGE IN BUSINESS OR FORM. Make any material change in the principal nature of its business; change its organizational identification number, state of organizational or organization identity; or reorganize, or recapitalize, or reclassify its stock or ownership interests;

                  (e) MERGER. Merge with, consolidate with, acquire all or substantially all of the assets or capital stock (or other ownership interests) of, or otherwise combine with, any Person or form any subsidiary, except that any subsidiary of Pledgor may merge or consolidate with Pledgor (so long as Pledgor is the surviving entity);

                  (f) PLEDGOR FUNDS. Commingle any Pledgor funds with funds of any other Person.

         7. AUDIT RIGHTS. Pledgor shall permit (and cause Manager to permit) Secured Party or its designee (at Pledgor's expense) to examine and audit, not more often than twice per calendar year, upon prior reasonable notice to Manager and/or Pledgor, as applicable, during business hours, but without unreasonably disturbing such Pledgor's or Manager's operations, the quarterly results of Pledgor reflected in filings with the Securities and Exchange Commission and supporting information thereto.

         8. REMEDIES. Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which the Secured Party may then have hereunder, under the Uniform Commercial Code of the State of Texas or of any other pertinent jurisdiction (the "Code"), or otherwise, the Secured Party may, at its option:

                  (a) enter upon the premises where any of the Collateral not in the possession of the Secured Party or its agent is located and take possession thereof and remove the same, with or without judicial process;

                  (b) reduce its claim to judgment or foreclose or otherwise enforce the Security Interest, in whole or in part, by any available judicial procedure;

                  (c) after notification, if any, provided for herein, sell, lease, or otherwise dispose of, at the offices of the Secured Party, on the premises of Pledgor, or elsewhere, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

                  (d) at its discretion, surrender any policies of insurance on the Collateral and receive the unearned premiums, and, in connection therewith, the Pledgor hereby appoints the Secured Party as the agent and attorney-in-fact for the Pledgor to collect such premiums;

                  (e) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that the Secured Party is entitled to do so under the Code or otherwise; and

                  (f) exercise any and all other rights, remedies and privileges it may have under any other agreement securing all or part of the Obligations.

         Any and all proceeds ever received by the Secured Party from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy pursuant hereto shall be applied by the Secured Party to the Obligations in such order and manner as the Secured Party, in its sole discretion, may deem appropriate, notwithstanding any directions or instructions to the contrary by the Pledgor; if such proceeds are not sufficient to pay the Obligations in full, the Pledgor shall remain liable to the Secured Party for the deficiency.

         With respect to any of the Collateral which is or becomes accounts, contract rights, instruments, or chattel paper, the Secured Party, without notice to the Pledgor, shall be entitled, but not obligated, at any time and from time to time to notify and direct the Account Debtor or Pledgor thereon to thereafter make all payments on such Collateral directly to the Secured Party, regardless of whether the Pledgor was previously making collections thereon. Each Account Debtor and Pledgor making payment to the Secured Party hereunder shall be fully protected in relying on the written statement of the Secured Party that he then holds the Security Interest which entitles him to receive such payment, and the receipt of the Secured Party for such payment shall be full acquittance therefor to the one making such payment.

         9. COSTS, RISKS. Should any part of the tangible Collateral come into the possession of the Secured Party, whether before or after the occurrence of and Event of Default, the Secured Party may, but shall have no obligation to, use or operate such Collateral for the purpose of preserving it or its value, or pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by the Secured Party in respect of the Collateral. The Pledgor covenants to promptly reimburse and pay to the Secured Party, at the Secured Party's request the amount of all reasonable expenses (including the cost of any insurance and payment of taxes or other charges) incurred by the Secured Party in connection with its custody, preservation, use, or operation of the Collateral, and, all such expenses, costs, taxes, and other charges shall be a part of the Obligations and shall bear interest at the Default Rate from the date incurred until the date repaid to the Secured Party. It is agreed, however, that the risk of loss or damage to such Collateral is on the Pledgor, and the Secured Party shall have no liability whatsoever (i) for failure to preserve the value of any Collateral, (ii) for maintaining any obligation in terms of payment, or (iii) for failure to obtain or maintain insurance, or to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

         10. EXPENSES; INDEMNITY.

                  (a) Pledgor agrees to pay or reimburse Secured Party for all costs and expenses incurred by Secured Party in connection with the preparation, execution and delivery of this Agreement and any other Note Document and the consummation and performance of the transactions contemplated hereby, including, without limitation, all legal fees. Pledgor further agrees to pay or reimburse Secured Party for all costs and expenses (all of which shall become part of the Obligations) incurred in connection with the enforcement or attempted enforcement, or preservation of any rights under this Agreement, and any other Note Document, or in connection with any refinancing, or restructuring of any such documents in the nature of a "workout" or of any insolvency or bankruptcy proceeding, including, without limitation, reasonable attorneys' fees and costs. The foregoing costs and expenses to be reimbursed by Pledgor shall include all search, filing, recording, insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by Secured Party and the cost of independent public accountants and other outside experts retained by Secured Party. The agreements in this Section shall survive repayment of all Obligations and termination of this Agreement.

                  (b) Pledgor shall indemnify and hold Secured Party and its Affiliates, and their respective employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any Claim which may be instituted or asserted against or incurred by any such Indemnified Person as the result of the transactions contemplated under this Agreement and the other Note Documents, including any legal costs and expenses of disputes between the parties to this Agreement or any other Note Document; provided, that Pledgor shall not be liable for indemnification of an Indemnified Person to the extent that any such Claim is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                  (c) In any suit, proceeding or action brought by Secured Party relating to any item of Collateral or any sum owing hereunder, or to enforce any provision of any item of Collateral, Pledgor shall save, indemnify and keep Secured Party harmless from and against all expense, loss or damage suffered by reason of such action or any defense, setoff, or counterclaim asserted for any reason by the other party or parties to such litigation and however arising. All obligations of Pledgor with respect to any item of Collateral shall be and remain enforceable against, and only against, Pledgor, and shall not be enforceable against Secured Party.

         11. NOTICE. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made (including retention thereof in satisfaction of the Obligations), shall be sent to the Pledgor and to any other person entitled under the Code to notice. It is agreed that notice sent or given at least ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this paragraph.

         12. RIGHTS CUMULATIVE. All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy which the Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the Security Interest herein or in the collection of the Note or the Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         13. ASSIGNMENT. The rights, powers and interests held by the Secured Party hereunder, together with the Security Interest in the Collateral, may be transferred and assigned by the Secured Party, in whole or in part at such time and upon such terms as the Secured Party may deem advisable.

         14. POWER OF ATTORNEY. The Secured Party is hereby appointed the attorney-in-fact of the Pledgor, effective upon the occurrence of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

         15. NO WAIVERS. No failure on the part of the Secured Party to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         16. BINDING EFFECT. This Agreement shall be binding on the Pledgor and the Pledgor's successors and assigns and shall inure to the benefit of the Secured Party, and the Secured Party's successors and assigns.

         17. TERMINATION. This Agreement and the Security Interest in the Collateral will terminate when the Obligations secured hereby have been paid in full by extinguishment thereof but not by renewal, modification or extension thereof.

         18. GOVERNING LAW. The law governing this Agreement will be that of the State of Texas in force on the date of execution of this Agreement. All obligations of the Pledgor under the terms of this Agreement shall be performable in Dallas County, Texas.

         19. MAILINGS. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Restructuring Agreement.

         20. AGREEMENT AS FINANCING STATEMENT. The Secured Party shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of the Secured Party to do so shall not impair the validity or enforceability of this Agreement.

         21. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

         22. COUNTERPARTS. This Agreement has been executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which collectively constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         23. NUMBER AND GENDER OF WORDS. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

         24. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day, month and year first above written.

                                   PLEDGOR:

                                   SCHLOTZSKY'S FRANCHISOR, LLC

                                   By: /s/ JEFFREY J. WOOLEY
                                       --------------------------------
                                   Name: Jeffrey J. Wooley
                                   Title: Senior Vice President

                                   SECURED PARTY:

                                   NS ASSOCIATES I, LTD.

                                   By: NS Associates, Inc.
                                   Its: General Partner

                                        By: /s/ MORRIS NEWBERGER
                                            --------------------------------
                                            Morris Newberger
                                            President

                     [SIGNATURE PAGE TO SECURITY AGREEMENT]